UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the Appropriate Box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

JanOne Inc.

(Name of Registrant as Specified in Its Charter)

_________________________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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JanOne Inc.

325 E. Warm Springs Road, Suite 102

Las Vegas, NV 89119

__________________________

IMPORTANT INFORMATION REGARDING

2019 ANNUAL MEETING OF STOCKHOLDERS

Las Vegas, Nevada

October 18, 2019

Dear Stockholder:

On October 14, 2019, SingerLewak LLP (“SingerLewak”) informed us that it resigned as our independent registered public accounting firm. On October 15, 2019, the Audit Committee of our Board of Directors approved the appointment of, and then we engaged, WSRP, LLC as our new independent registered public accounting firm, effective immediately. We are enclosing herewith Amendment No. 1 to our Definitive Proxy Statement that amends Proposal No. 3 to reflect the appointment of WSRP and our submission for ratification of the appointment of WSRP by our stockholders. We are also enclosing a new proxy card.

If you have already voted on Proposal No. 3, you may revoke your original proxy and submit a new proxy by telephone by calling (866) 436-6852 and following the instructions or via the Internet by going to www.proxydocs.com/JAN and following the instructions. You may also revoke your proxy by submitting the enclosed proxy card with a date after which your original proxy card or vote was dated.

If you are a stockholder in “street” or “nominee” name, you may revoke your voting instructions and submit new voting instructions by informing the bank, broker or other nominee in accordance with that entity’s procedures for revoking your voting instructions and issuing new instructions. For additional information regarding revoking your proxy, please refer to page 3 of the Definitive Proxy Statement.

IF YOU HAVE ALREADY VOTED YOUR SHARES, REGARDLESS OF HOW YOU HOLD YOUR SHARES, YOU WILL BE REQUIRED TO RESUBMIT A PROXY IN ORDER TO VOTE ON PROPOSAL NO. 3.

If you have not yet submitted your proxy, please follow the instructions on the enclosed proxy card to submit your vote.

Your vote is important to us. We appreciate your attention to this matter.

By Order of the Board of Directors, /s/ Michael J. Stein Michael J. Stein, Corporate Secretary

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on November 4, 2019: The Proxy Statement and Annual Report are available at www.proxy.docs.com/JAN.

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JanOne Inc.

325 E. Warm Springs Road, Suite 102

Las Vegas, Nevada 89119

(800) 977-6038

AMENDMENT NO. 1 TO PROXY STATEMENT FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 4, 2019

EXPLANATORY NOTE

On October 14, 2019, SingerLewak LLP (“SingerLewak”) informed JanOne Inc. (the “Company”) that it resigned as the Company’s independent registered public accounting firm. On October 15, 2019, the Audit Committee of the Company’s Board of Directors approved the engagement of, and the Company engaged, WSRP, LLC as the Company’s new independent registered public accounting firm, effective immediately. Accordingly, the Company is hereby amending its Definitive Proxy Statement filed October 2, 2019 to reflect the amendments to reflect the change in the Company’s independent registered public accounting firm and to include a revised proxy card.

CHANGES TO DEFINITIVE PROXY STATEMENT

1.	All references to SingerLewak LLP in the “Notice of Annual Meeting of Stockholders” and “Questions and Answers About the Annual Meeting” sections of the Definitive Proxy Statement are amended to read “WSRP, LLC” or “WSRP” as appropriate or unless otherwise noted.

2.	Proposal No. 3 in the Definitive Proxy Statement is amended in its entirety to read as follows:

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RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal No. 3)

The Audit Committee has selected WSRP as the Company’s independent registered public accounting firm for fiscal year 2019. The Company is submitting its selection of WSRP for ratification by the stockholders at the Annual Meeting. A representative of WSRP is expected to be present at the Annual Meeting via teleconference and will be available to respond to appropriate questions.

The Company’s Bylaws do not require that stockholders ratify the selection of the Company’s independent registered public accounting firm. However, the Company is submitting the selection of WSRP to stockholders for ratification as a matter of good corporate practice. If stockholders do not ratify the selection, the Audit Committee will reconsider whether to retain WSRP. Even if the selection is ratified, the Audit Committee at its discretion may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Anton & Chia, LLP previously served as the independent auditors for the Company. On March 5, 2018, the Audit Committee determined to dismiss Anton & Chia, LLP effective immediately. The audit reports of Anton & Chia, LLP on the Company’s financial statements for the fiscal year ended December 31, 2016, the only year for which Anton & Chia, LLP audited the Company’s financial statements, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s fiscal year ended December 31, 2016, the only year for which Anton & Chia, LLP audited the Company’s financial statements, and for the subsequent interim period through March 5, 2018, the Company had no “disagreements”, as described in Item 304(a)(1)(iv) of Regulation S-K, with Anton & Chia, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Anton & Chia, LLP, would have caused it to make reference in connection with its opinion to the subject matter of the disagreements. During the Company’s fiscal year ended December 31, 2016, the only year for which Anton & Chia, LLP audited the Company’s financial statements, and for the subsequent interim period through March 5, 2018, there was no “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

On March 5, 2018, the Audit Committee approved the engagement of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for fiscal year ending December 30, 2017. During the Company’s fiscal years ended December 30, 2017 and December 31, 2016 and for the subsequent interim period through March 28, 2018, neither the Company, nor anyone on behalf of the Company consulted with Weinberg & Company, P.A. regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a “disagreement” as described in Item 304(a)(1)(iv) of Regulation S-K or a reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K. On March 22, 2018, the Audit Committee determined to dismiss Weinberg & Company, P.A. effective immediately. Weinberg & Company, P.A. did not audit nor provide an opinion on any of the Company’s financial statements. During the Company’s fiscal years ended December 30, 2017 and December 31, 2016, and for the subsequent interim period through March 22, 2018, the Company had no “disagreements” (as described in Item 304 (a)(1)(iv) of Regulation S-K) with Weinberg & Company, P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Weinberg & Company, P.A., would have caused it to make reference in connection with an opinion to the subject matter of the disagreements. During the Company’s fiscal years ended December 30, 2017 and December 31, 2016, and for the subsequent interim period through March 22, 2018, there was no “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

On March 23, 2018, the Audit Committee approved the appointment of SingerLewak LLP (“SingerLewak”) as the Company’s new independent registered public accounting firm, effective upon the execution of an engagement letter between the Company and SingerLewak. During the Company’s fiscal years ended December 30, 2017 and December 31, 2016 and for the subsequent interim period through March 28, 2018, neither the Company, nor anyone on behalf of the Company consulted with SingerLewak regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement as described in Item 304(a)(1)(iv) of Regulation S-K or a reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

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On October 14, 2019, SingerLewak informed the Company that it resigned as the Company’s independent registered public accounting firm. The audit report of SingerLewak on the Company’s financial statements for the fiscal years ended December 29, 2018 and December 30, 2017 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company’s two most recent fiscal years ended December 29, 2018 and December 30, 2017, and for the subsequent interim period through October 18, 2019, the Company had no “disagreements” (as described in Item 304 (a)(1)(iv) of Regulation S-K) with SingerLewak on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of SingerLewak, would have caused it to make reference in connection with its opinion to the subject matter of the disagreements. During the Company’s two most recent fiscal years ended December 29, 2018 and December 30, 2017, and for the subsequent interim period through October 18, 2019, there was no “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K other than the following material weaknesses (A) reported in the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2018: (i) insufficient information technology general controls (“ITGCs”) and segregation of duties. Several employees of the Company have been provided access to Company systems when their duties do not appear to require access, or which results in a lack of segregation of duties. No authorization or lack of sufficient approval was noted on some journal entry transactions; and (ii) inadequate control design or lack of sufficient controls over significant accounting processes. Inventory and purchase controls are not sufficient. The financial close process needs additional formal procedures and closing checklists and reconciliations. Revenue recognition controls regarding transactions with sales tax elements need additional process checks and controls, and (B) reported in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 29, 2019: (1) insufficient ITGCs and segregation of duties. It was noted that people who were negotiating a contract, were also involved in approving invoices without proper oversight. Additional controls and procedures are necessary and are being implemented to have check and balance on significant transactions and governance with those charged with governance authority; (2) inadequate control design or lack of sufficient controls over significant accounting processes. The cutoff and reconciliation procedures were not effective with certain accrued and deferred expenses; (3) insufficient assessment of the impact of potentially significant transactions; and (4) insufficient processes and procedures related to proper recordkeeping of agreements and contracts. In addition, contract to invoice reconciliation was not effective with a certain transportation service provider.

On October 15, 2019, the Audit Committee of the Board of Directors of the Company approved the engagement of, and the Company engaged, WSRP as the Company’s new independent registered public accounting firm, effective immediately. During the Company’s two most recent fiscal years ended December 29, 2018 and December 30, 2017 and for the subsequent interim period through October 18, 2019, neither the Company, nor anyone on behalf of the Company consulted with WSRP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement as described in Item 304(a)(1)(iv) of Regulation S-K or a reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Fees Paid to Auditors by the Company During Most Recent Fiscal Years

Anton & Chia, LLP served as the independent auditor for the Company for fiscal year 2016 and reviewed three quarters of fiscal year 2017. Weinberg & Company, P.A. was retained briefly and then subsequently dismissed as the Company’s independent auditor of fiscal year 2017. Weinberg & Company, P.A. did not audit or provide an opinion on any of the Company’s financial statements. SingerLewak LLP served as Company auditor since fiscal year 2017. The Company paid fees to Anton & Chia, LLP, for the fiscal year ended December 30, 2017, Weinberg & Company, P.A. for fiscal year ended December 30, 2017, and SingerLewak LLP for fiscal years ended December 29, 2018 and December 30, 2017 for the following professional services:

Description	December 29, 2018	December 30, 2017
Audit fees, SingerLewak LLP	$210,000	$150,000
Audit fees, other	$46,200	$79,000

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Audit fees consist of fees for professional services rendered in connection with the audit of the Company’s year-end financial statements, quarterly reviews of financial statements included in the Company’s quarterly reports, services rendered relative to regulatory filings, and attendance at Audit Committee meetings.

The Audit Committee of the Board of Directors has considered whether the provision of the services described above was and is compatible with maintaining the independence of Anton & Chia, LLP, Weinberg & Company, P.A., SingerLewak LLP and WSRP, LLC.

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. All the fees and services for fiscal 2018 and fiscal 2017 were approved by the Audit Committee.

The Board recommends a vote FOR ratification of the Audit Committee’s appointment of WSRP as our independent registered public accounting firm for fiscal 2019.

IF YOU HAVE ALREADY VOTED YOUR SHARES, REGARDLESS OF HOW YOU HOLD YOUR SHARES, YOU WILL BE REQUIRED TO RESUBMIT A PROXY IN ORDER TO VOTE ON PROPOSAL NO. 3.

STOCKHOLDERS ARE URGED TO IMMEDIATELY MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY VIA FACSIMILE TO THE ATTENTION OF CORPORATE SECRETARY, JANONE INC., AT (702) 997-5968 OR IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR VOTE IS IMPORTANT.

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ANNUAL MEETING OF JANONE INC.

Date: November 4, 2019
Time: 10:00 A.M. (Local Time)
Place: 325 E. Warm Springs Road, Suite 102, Las Vegas, Nevada 89119

Please make your marks like this: [X] Use dark black pencil or pen only

Board of Directors Recommends a Vote **FOR** proposals 1, 2, **AND** 3, and "3 Years" with respect to proposal 4.

1: Election of Directors

	For	Withhold	DIRECTORS RECOMMEND ↓
01 Tony Isaac	☐	☐	For
02 Richard D. Butler, Jr.	☐	☐	For
03 Dennis (De) Gao	☐	☐	For
04 Nael Hajjar	☐	☐	For
05 Eric Bolling	☐	☐	For

	For	Against	Abstain	DIRECTORS RECOMMEND ↓
2. To approve the advisory vote to approve named executive officer compensation.	☐	☐	☐	For
3. To ratify the appointment of WSRP, LLC as the Company's independent registered public accounting firm for the 2019 fiscal year.	☐	☐	☐	For

	1 Year	2 Years	3 Years	Abstain	
4. To recommend, by advisory vote, on the frequency of future advisory votes on executive compensation.	☐	☐	☐	☐	3 Years

5. To transact such other business as may properly come before the meeting and any adjournments thereof.

Authorized Signatures - This section must be completed for your Instructions to be executed.

____________________ Please Sign Here ________________ Please Date Above

____________________ Please Sign Here ________________ Please Date Above

Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

← Please separate carefully at the perforation and return just this portion in the envelope provided. ←

Annual Meeting of JanOne Inc.
to be held on Monday, November 4, 2019
for Holders as of September 23, 2019

This proxy is being solicited on behalf of the Board of Directors

VOTE BY:

INTERNET

Go To
www.proxypush.com/JAN
• Cast your vote online.
• View Meeting Documents.

OR

TELEPHONE

Call
866-436-6852
• Use any touch-tone telephone.
• **Have your Proxy Card/Voting Instruction Form ready.**
• Follow the simple recorded instructions.

OR

MAIL

• Mark, sign and date your Proxy Card/Voting Instruction Form.
• Detach your Proxy Card/Voting Instruction Form.
• Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided.

The undersigned hereby appoints Tony Isaac and Virland A. Johnson, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of JanOne Inc. which the undersigned is entitled to vote at such meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN ITEM 1, FOR THE PROPOSALS IN ITEMS 2 AND 3, AND 3 YEARS FOR THE PROPOSAL IN ITEM 4, AND AUTHORITY WILL BE DEEMED GRANTED UNDER ITEM 5.

PROXY TABULATOR FOR

JANONE INC.
P.O. BOX 8016
CARY, NC 27512-9903

Proxy — JanOne Inc.
Annual Meeting of Stockholders
November 4, 2019, 10:00 A.M. (Pacific Time)
This Proxy is Solicited on Behalf of the Board of Directors

The undersigned appoints Tony Isaac and Virland A. Johnson (the "Named Proxies") and each or either of them as proxies for the undersigned, with full power of substitution, to vote all of the shares of capital stock of JanOne Inc., a Nevada corporation (the "Company"), the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 325 E. Warm Springs Road, Suite 102, Las Vegas, Nevada 89119, on Monday, November 4, 2019 at 10:00 a.m. PT and all adjournments thereof.

The purpose of the Annual Meeting is to take action on the following:

1. Election of directors;
2. Hold an advisory vote to approve named executive officer compensation;
3. Ratify the appointment of WSRP, LLC as the company's independent registered public accounting firm for the 2019 fiscal year;
4. Hold an advisory vote on the frequency of future advisory votes on executive compensation; and
5. Transact such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

The Board of Directors of the Company recommends a vote "FOR" all nominees for director, "FOR" proposals 2 and 3 and "3 Years" with respect to proposal 4.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted "FOR" all nominees for director, "FOR" proposals 2 and 3 and "3 Years" with respect to proposal 4. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign and return this card.

To attend the meeting and vote your shares in person, please mark this box. ☐

→ Please separate carefully at the perforation and return just this portion in the envelope provided. →